Virtus Global Commodities Stock Fund,

a series of Virtus Opportunities Trust

Supplement dated February 22, 2012 to the Virtus Opportunities Trust Prospectuses

dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

➢	Donald G. M. Coxe, Chairman and Portfolio Strategist of Coxe Advisors, is a manager of the fund. Mr. Coxe has served as Co-Portfolio Manager of the fund since its inception in March 2011.

➢	Ernesto Ramos, PhD, Managing Director and Head of Equities of Harris, is a manager of the fund. Dr. Ramos has served as a Portfolio Manager of the fund since February 2012.

The information shown below updates and replaces the comparable disclosure under “Portfolio Management” on page 127 of the fund’s current statutory prospectus.

Harris

Virtus Global Commodities Stock Fund	Ernesto Ramos (since February 2012)

Ernesto Ramos, PhD. Dr. Ramos joined Harris in 2005 and is Managing Director and Head of Equities. Dr. Ramos is a member of Harris’s Investment Committee and leads the team responsible for portfolio management and research for all equity strategies. He has 25 years of experience in the investment management industry.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/GCSF Harris PM (2/12)